EXHIBIT 13.1

Certification by the Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Transition Report of Le Gaga Holdings Limited (the “Company”) on Form 20-F for the transition period from April 1, 2012 to June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shing Yung Ma, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 23, 2012

By:	/s/ Shing Yung Ma
Name:	Shing Yung Ma
Title:	Chief Executive Officer